Heller Equipment Asset Receivable Trust 1999-1
-----------------------------------------------------------------------
Heller Financial, Inc
Monthly Report - Collections and Distribution
13-Aug-99

     Collection Period                                                            02-Jul-99  to    01-Aug-99
     Determination Date                                                           10-Aug-99
     Distribution Date                                                            13-Aug-99

Available Amounts
-----------------

     Scheduled Payments plus Payaheads, net of Excluded Amounts                   12,029,206.95
     Prepayment Amounts                                                            6,445,473.61
     Recoveries                                                                      242,737.63
     Investment Earnings on Collection Account and Reserve Fund                       19,142.13
     Late Charges                                                                      2,730.60
     Servicer Advances                                                                     0.00

     Total Available Amounts                                                      18,739,290.92
     ----------------------                                                       -------------


Payments on Distribution Date
-----------------------------

(A)**Trustee Fees (only applicable pursuant to an Event of Default)                        0.00

 (A) Unreimbursed Servicer Advances to the Servicer                                        0.00

 (B) Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                  0.00

 (C) Interest due to Class A-1 Notes                                                 375,050.99

 (D) Interest due to Class A-2 Notes                                                 292,282.57

 (E) Interest due to Class A-3 Notes                                                 620,095.82

 (F) Interest due to Class A-4 Notes                                                 146,800.09

 (G) Interest due to Class B Notes                                                    46,869.58

 (H) Interest due to Class C Notes                                                    41,618.90

 (I) Interest due to Class D Notes                                                    29,539.11

 (J) Class A-1 Principal Payment Amount                                           16,819,085.37

 (K) Class A-2 Principal Payment Amount                                                    0.00

 (L) Class A-3 Principal Payment Amount                                                    0.00

 (M) Class A-4 Principal Payment Amount                                                    0.00

 (N) Class B Principal Payment Amount                                                      0.00

 (O) Class C Principal Payment Amount                                                      0.00

 (P) Class D Principal Payment Amount                                                      0.00

 (Q) Additional Principal to Class A-2 Notes                                               0.00

 (R) Additional Principal to Class A-3 Notes                                               0.00

 (S) Additional Principal to Class A-4 Notes                                               0.00

 (T) Additional Principal to Class B Notes                                                 0.00

 (U) Additional Principal to Class C Notes                                                 0.00

 (V) Additional Principal to Class D Notes                                                 0.00

 (W) Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                234,861.26

 (X) Deposit to the Reserve Fund                                                     133,087.23

 (Y) Excess to Certificateholder                                                           0.00

 Total distributions to Noteholders and Certificateholders                        18,739,290.92
 ---------------------------------------------------------                        -------------

Heller Equipment Asset Receivable Trust 1999-1
------------------------------------------------------------------------
Heller Financial, Inc

Monthly Report - Schedules
13-Aug-99

Trustee Fees, in Event of Default only
--------------------------------------

               Trustee fees due on Distribution Date                                                                      0.00

Unreimbursed Servicer Advances
------------------------------
               Unreimbursed Servicer Advances                                                                             0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

     (i)       Servicing Fee Percentage                                                                                   0.40%
     (ii)      ADCB of Contract Pool as of the 1st day of the Collection Period                                 344,531,154.28
     (iii)     Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                    0.00
     (iv)      Servicing Fee accrued but not paid in prior periods                                                        0.00
               Total Servicing Fee due and accrued ( (iii) + (iv) )                                                       0.00
               Servicing Fee carried forward                                                                              0.00

               Monthly Servicing Fee distributed                                                                          0.00


Class A-1 Interest Schedule
---------------------------
               Opening Class A-1 principal balance                                                               88,024,957.65
               Class A-1 Interest Rate                                                                                 4.94795%
               Number of days in Accrual Period                                                                             31
               Current Class A-1 interest due                                                                       375,050.99
               Class A-1 interest accrued but not paid in prior periods                                                   0.00
               Total Class A-1 interest due                                                                         375,050.99
               Class A-1 interest carried forward                                                                         0.00

               Class A-1 interest distribution                                                                      375,050.99


Class A-2 Interest Schedule
---------------------------
               Opening Class A-2 principal balance                                                               66,680,434.00
               Class A-2 Interest Rate                                                                                    5.26%
               Current Class A-2 interest due                                                                       292,282.57
               Class A-2 interest accrued but not paid in prior periods                                                   0.00
               Total Class A-2 interest due                                                                         292,282.57
               Class A-2 interest carried forward                                                                         0.00

               Class A-2 interest distribution                                                                      292,282.57


Class A-3 Interest Schedule
---------------------------
               Opening Class A-3 principal balance                                                              135,293,633.00
               Class A-3 Interest Rate                                                                                    5.50%
               Current Class A-3 interest due                                                                       620,095.82
               Class A-3 interest accrued but not paid in prior periods                                                   0.00
               Total Class A-3 interest due                                                                         620,095.82
               Class A-3 interest carried forward                                                                         0.00

               Class A-3 interest distribution                                                                      620,095.82


Class A-4 Interest Schedule
---------------------------
               Opening Class A-4 principal balance                                                               31,345,216.00
               Class A-4 Interest Rate                                                                                    5.26%
               Current Class A-4 interest due                                                                       146,800.09
               Class A-4 interest accrued but not paid in prior periods                                                   0.00
               Total Class A-4 interest due                                                                         146,800.09
               Class A-4 interest carried forward                                                                         0.00

               Class A-4 interest distribution                                                                      146,800.09

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules
13-Aug-99

Class B Interest Schedule
-------------------------
               Opening Class B principal balance                                                                  9,663,831.00
               Class B Interest Rate                                                                                      5.82%
               Current Class B interest due                                                                          46,869.58
               Class B interest accrued but not paid in prior periods                                                     0.00
               Total Class B interest due                                                                            46,869.58
               Class B interest carried forward                                                                           0.00

               Class B interest distribution                                                                         46,869.58


Class C Interest Schedule
-------------------------

               Opening Class C principal balance                                                                  7,731,065.00
               Class C Interest Rate                                                                                      6.46%
               Current Class C interest due                                                                          41,618.90
               Class C interest accrued but not paid in prior periods                                                     0.00
               Total Class C interest due                                                                            41,618.90
               Class C interest carried forward                                                                           0.00

               Class C interest distribution                                                                         41,618.90

Class D Interest Schedule
-------------------------

               Opening Class D principal balance                                                                  3,865,532.00
               Class D  Interest Rate                                                                                     9.17%
               Current Class D interest due                                                                          29,539.11
               Class D interest accrued but not paid in prior periods                                                     0.00
               Total Class D interest due                                                                            29,539.11
               Class D interest carried forward                                                                           0.00

               Class D interest distribution                                                                         29,539.11


Class A-1 Principal Schedule
----------------------------

               Class A-1 Maturity Date                                                                            May 15, 2000
     (i)       Opening Class A-1 principal balance                                                               88,024,957.65

     (ii)      Aggregate outstanding principal of Notes plus Overcollateralization Balance                      344,537,434.63
    (iii)      ADCB as of last day of the Collection Period                                                     327,718,349.26
     (iv)      Monthly Principal Amount ( (ii) - (iii) )                                                         16,819,085.37
               Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                    16,819,085.37
               Class A-1 Principal Payment Amount distribution                                                   16,819,085.37

               Class A-1 Principal Balance after current distribution                                            71,205,872.28


Class A Principal Payment Amount
--------------------------------

     (i)       Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                            233,319,283.00
     (ii)      Class A Target Investor Principal Amount (90.9583% * ending ADCB)                                298,087,039.27
               Class A Principal Payment Amount                                                                           0.00
               Funds available for distribution                                                                           0.00


Class A-2 Principal Schedule
----------------------------

               Opening Class A-2 principal balance                                                               66,680,434.00
               Class A-2 Principal Payment Amount distribution                                                            0.00

               Class A-2 principal balance after current distribution                                            66,680,434.00


Class A-3 Principal Schedule
----------------------------

               Opening Class A-3 principal balance                                                              135,293,633.00
               Class A-3 Principal Payment Amount distribution                                                            0.00

               Class A-3 principal balance after current distribution                                           135,293,633.00

Heller Equipment Asset Receivable Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules
13-Aug-99

Class A-4 Principal Schedule
----------------------------
               Opening Class A-4 principal balance                                                               31,345,216.00
               Class A-4 Principal Payment Amount distribution                                                            0.00

               Class A-4 principal balance after current distribution                                            31,345,216.00


Class B Principal Schedule
--------------------------

               Opening Class B principal balance                                                                  9,663,831.00
               Class B Target Investor Principal Amount (3.7674% * ending ADCB)                                  12,346,461.09
               Class B Floor                                                                                     (6,339,472.75)
               Class B Principal Payment Amount due                                                                       0.00
               Class B Principal Payment Amount distribution                                                              0.00

               Class B principal balance after current distribution                                               9,663,831.00


Class C Principal Schedule
--------------------------

               Opening Class C principal balance                                                                  7,731,065.00
               Class C Target Investor Principal Amount (3.0139% * ending ADCB)                                   9,877,103.33
               Class C Floor                                                                                     (1,584,867.69)
               Class C Principal Payment Amount due                                                                       0.00
               Class C Principal Payment Amount distribution                                                              0.00

               Class C principal balance after current distribution                                               7,731,065.00


Class D Principal Schedule
--------------------------

               Opening Class D principal balance                                                                  3,865,532.00
               Class D Target Investor Principal Amount (1.5070% * ending ADCB)                                   4,938,715.52
               Class D Floor                                                                                       (115,965.76)
               Class D Principal Payment Amount due                                                                       0.00
               Class D Principal Payment Amount distribution                                                              0.00

               Class D principal balance after current distribution                                               3,865,532.00


Additional Principal Schedule
-----------------------------

               Floors applicable (Yes/No)                                                                                   No
               Monthly Principal Amount                                                                          16,819,085.37
               Sum of Principal Payments payable on all classes                                                  16,819,085.37
               Additional Principal  payable                                                                              0.00
               Additional Principal available, if payable                                                                 0.00

               Class A-2 Additional Principal allocation                                                                  0.00
               Class A-2 principal balance after current distribution                                            66,680,434.00

               Class A-3 Additional Principal allocation                                                                  0.00
               Class A-3 principal balance after current distribution                                           135,293,633.00

               Class A-4 Additional Principal allocation                                                                  0.00
               Class A-4 principal balance after current distribution                                            31,345,216.00

               Class B Additional Principal allocation                                                                    0.00
               Class B principal balance after current distribution                                               9,663,831.00

               Class C Additional Principal allocation                                                                    0.00
               Class C principal balance after current distribution                                               7,731,065.00

               Class D Additional Principal allocation                                                                    0.00
               Class D principal balance after current distribution                                               3,865,532.00

Heller Equipment Asset Receivable Trust 1999-1
-------------------------------------------------------------------------------
Heller Equipment, Inc.
Monthly Report - Schedules
 13-Aug-99

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
      (1)      Servicing Fee Percentage                                                                                   0.40%
     (ii)      ADCB of Contract Pool as of the 1st day of the Collection Period                                 344,531,154.28
    (iii)      Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                           114,843.72
     (iv)      Servicing Fee accrued but not paid in prior periods                                                  120,017.54
               Total Servicing Fee due and accrued ( (iii) + (iv) )                                                 234,861.26
               Servicing Fee carried forward                                                                              0.00

               Monthly Servicing Fee distributed                                                                    234,861.26


Reserve Fund Schedule
---------------------

               ADCB as of the end of the Collection Period                                                      327,718,349.26
               Required Reserve Amount (ending ADCB * 0.70%)                                                      2,294,028.44
               Prior month Reserve Fund balance                                                                     932,174.48
               Deposit to Reserve Fund - excess funds                                                               133,087.23
               Interim Reserve Fund Balance                                                                       1,065,261.71
               Current period draw on Reserve Fund for Reserve Interest Payments                                          0.00
               Current period draw on Reserve Fund for Reserve Principal Payments                                         0.00
               Excess to Certificateholder                                                                                0.00
               Ending Reserve Fund balance                                                                        1,065,261.71

               Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                        0.33%

Heller Equipment Asset Receivable Trust 1999-1
-----------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors
 13-Aug-99

            Class A-1
            ---------
            Class A-1 principal balance                        71,205,872.28
            Initial Class A-1 principal balance               130,040,761.00

            Note factor                                          0.547565792


            Class A-2
            ---------
            Class A-2 principal balance                        66,680,434.00
            Initial Class A-2 principal balance                66,680,434.00

            Note factor                                          1.000000000


            Class A-3
            ---------
            Class A-3 principal balance                       135,293,633.00
            Initial Class A-3 principal balance               135,293,633.00

            Note factor                                          1.000000000


            Class A-4
            ---------
            Class A-4 principal balance                        31,345,216.00
            Initial Class A-4 principal balance                31,345,216.00

            Note factor                                          1.000000000


            Class B
            -------
            Class B principal balance                           9,663,831.00
            initial Class B principal balance                   9,663,831.00

            Note factor                                          1.000000000


            Class C
            -------
            Class C principal balance                           7,731,065.00
            Initial Class C principal balance                   7,731,065.00

            Note factor                                          1.000000000


            Class D
            -------
            Class D principal balance                           3,865,532.00
            Initial Class D principal balance                   3,865,532.00

            Note factor                                          1.000000000

Heller Equipment Asset Receivable Trust 1999-1
------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations
13-Aug-99

Cumulative Loss Amount Schedule
-------------------------------

     (i)       Outstanding Principal Amount of the Notes as of the preceding Distribution Date                  342,604,688.65
     (ii)      Overcollateralization Balance as of the preceding Distribution Date                                1,932,765.98
    (iii)      Monthly Principal Amount                                                                          16,819,085.37
     (iv)      Available Amounts remaining after the payment of interest                                         17,187,033.86
     (v)       ADCB as of the end of the Collection Period                                                      327,718,349.26
               Cumulative Loss Amount                                                                                     0.00


Class B Floor Calculation
-------------------------

               Class B Floor percentage                                                                                   1.86%
               Initial ADCB                                                                                     386,553,237.98
               Cumulative Loss Amount for current period                                                                  0.00
               Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and
               Overcollateralization Balance                                                                     13,529,362.98
               Class B Floor                                                                                     (6,339,472.75)


Class C Floor Calculation
-------------------------

               Class C Floor percentage                                                                                   1.09%
               Initial ADCB                                                                                     386,553,237.98
               Cumulative Loss Amount for current period                                                                  0.00
               Sum of Outstanding Principal Amount of Class D Notes and
               Overcollateralization Balance                                                                      5,798,297.98
               Class C Floor                                                                                     (1,584,867.69)


Class D Floor Calculation
-------------------------

               Class D Floor percentage                                                                                   0.47%
               Initial ADCB                                                                                     386,553,237.98
               Cumulative Loss Amount for current period                                                                  0.00
               Overcollateralization Balance                                                                      1,932,765.98
               Class D Floor                                                                                       (115,965.76)


Heller Financial, Inc. is the Servicer (Yes/No)                                                                            Yes

An Event of Default has occurred  (Yes/No)                                                                                  No


10% Substitution Limit Calculation
----------------------------------

               ADCB as of the Cut-off Date:                                                                     386,553,237.98

               Cumulative DCB of Substitute Contracts replacing materially modified contracts                             0.00
               Percentage of Substitute Contracts replacing materially modified contracts                                 0.00%

               Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                         No


5% Skipped Payment Limit Calculation
------------------------------------

               The percent of contracts with Skipped Payment modifications                                                0.00%
               The DCB of Skipped Payment modifications exceeds 5% of the
               initial ADCB (Yes/No)                                                                                        No
               Any Skipped Payments have been deferred later than January 1, 2006                                          N/A

Heller Equipment Asset Receivable Trust 1999-1
-------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data
13-Aug-99

Pool Data
---------

               ADCB as of the first day of the Collection Period                               344,531,154.28
               ADCB as of the last day of the Collection Period                                327,718,349.26

               DCB as of the first day of the Collection Period of Contracts
               that became Defaulted Contracts                                                      60,401.36
               Number of Contracts that became Defaulted Contracts during the period                        1
               Defaulted Contracts as a percentage of ADCB (annualized)                                  0.22%

               DCB of Contracts as of the last day of the Collection Period that became
               Prepaid Contracts                                                                 6,413,768.22
               Number of Prepaid Contracts as of the last day of the Collection Period                     10

               DCB of Contracts as of the last day of the Collection Period that
               were added as Substitute Contracts                                                        0.00
               Number of Substitute Contracts as of the last day of the Collection Period                   0

               DCB of Contracts as of the last day of the Collection Period that became
               Warranty Contracts                                                                        0.00
               Number of Warranty Contracts as of the last day of the Collection Period                     0

               Recoveries collected relating to Defaulted Contracts as of the last day of
               the Collection Period                                                               242,737.63

               Cumulative Servicer Advances paid by the Servicer                                 4,854,290.17
               Cumulative reimbursed Servicer Advances                                           4,854,290.17

Delinquencies and Losses                                                                           Dollars                 Percent
------------------------                                                                           -------                 -------
               Current                                                                         289,856,019.71                88.45%
               31-60 days past due                                                              28,906,977.64                 8.82%
               61-90 days past due                                                               5,407,131.59                 1.65%
               Over 90 days past due                                                             3,548,220.32                 1.08%
                                                                                               --------------              -------
               Total                                                                           327,718,349.26               100.00%

               31+ days past due                                                                37,862,329.55                11.55%


     (i)       Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)           328,671.23
     (ii)      Cumulative Recoveries realized on Defaulted Contracts                               242,737.63
               Cumulative net losses to date  ( (i) - (ii) )                                        85,933.60
               Cumulative net losses as a percentage of the initial ADCB                                 0.02%